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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): October 30, 2000


               CWMBS, Inc., (as depositor under the Trust
               Agreement, dated as of October 30, 2000, providing for the issuance of the CWMBS, Inc., Resecuritization Mortgage Trust 2000-7R,
               Resecuritization Mortgage Certificates, Series
               2000-7R).

                                  CWMBS, INC.
            (Exact name of registrant as specified in its charter)

           Delaware                      333-72655               95-4596514
----------------------------           ------------          ------------------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
       of Incorporation)               File Number)          Identification No.)


4500 Park Granada
Calabasas, California                                               91302
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(Address of Principal                                            (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         5.1  Legality Opinion of Brown & Wood LLP.

         8.1  Tax Opinion of Brown & Wood LLP (included in Exhibit 5.1)

        23.1  Consent of Brown & Wood LLP (included in Exhibits 5.1 and 8.1)

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CWMBS, INC.



                                     By: /s/ Celia Coulter
                                         -----------------
                                             Celia Coulter
                                             Vice President

Dated:  October 30, 2000

                                 Exhibit Index

Exhibit                                                                     Page
-------                                                                     ----

5.1       Legality Opinion of Brown & Wood LLP                               5

8.1       Tax Opinion of Brown & Wood LLP (included in Exhibit 5.1)          5